                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT


     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

        Date of Report (Date of earliest event reported): August 10, 1999

                                Noel Group, Inc.
            --------------------------------------------------------
             (Exact name of registrant as specified in its charter)


           Delaware                                   0-19737                                 13-2649262
-------------------------------              ---------------------------             -----------------------------
 (State or other jurisdiction                 (Commission File Number)                       (IRS Employer
      of incorporation)                                                                  Identification No.)





                        667 Madison Avenue, New York, New York                    10021
                     --------------------------------------------             -------------
                       (Address of principal executive offices)                 (zip code)



       Registrant's Telephone Number, including Area Code: (212) 371-1400


                                       N/A
       ------------------------------------------------------------------
          (Former name or former address, if changed since last report)

ITEM 2.    ACQUISITION OR DISPOSITION OF ASSETS.

         On August 10, 1999, pursuant to a Stock Purchase Agreement dated as of July 30, 1999, by and between Swenvest Corporation ("Swenvest") and each of the Holders as defined therein, Noel Group, Inc. ("Noel"), as a Holder, sold 3,865,289.08 shares of the Series B Preferred Stock, par value $.01 per share ("Preferred Stock"), of Carlyle Industries, Inc. ("Carlyle") to Swenvest in consideration for $3 million in cash.

         In addition, in connection with Carlyle's voluntary plan of recapitalization, on August 13, 1999, Noel received 2,559,594 shares of Carlyle Common Stock, par value $.01 per shares ("Common Stock"), in respect of accrued dividends on the Preferred Stock, and on August 13, 1999, Carlyle redeemed Noel's remaining 6,055,619.29 shares of Preferred Stock in consideration for 3,760,000 shares of Carlyle Common Stock issued to Noel.

         Noel intends to distribute the cash proceeds from Swenvest and the Carlyle Common Stock received in respect of dividends and in consideration for the redemption of its Preferred Stock to its stockholders and/or to a trust for the benefit of its stockholders, pursuant to the Plan of Complete Liquidation and Dissolution adopted by Noel stockholders in March 1997.

ITEM 5.    OTHER EVENTS.

         On August 18, 1999, in furtherance of Noel's Plan of Complete Liquidation and Dissolution, Noel filed a certificate of dissolution with the Delaware Secretary of State.

ITEM 7.    FINANCIAL STATEMENTS AND EXHIBITS.

(a)      Financial statements of business acquired.  Not Applicable.

(b) Pro forma financial information. No pro forma financial information is required pursuant to Article 11 of Regulation S-X.

(c)      Exhibits

                           2.1      Plan of Complete Liquidation and
                                    Distribution (incorporated by reference to
                                    Exhibit A to the Noel Proxy Statement for the Special Meeting of Shareholders on March 19, 1997).

                           3.1 Certificate of Dissolution of Noel Group, Inc. filed with the Delaware Secretary of State on August 18, 1999.

                           10.1 Stock Purchase Agreement, dated as of July 30, 1999, by and between Swenvest Corporation and each of the Holders defined therein.


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


                                    SIGNATURE


         Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                  NOEL GROUP, INC.
                                  (Registrant)

Dated:  August 25, 1999           By:      /s/ Todd K. West
                                         ------------------
                                         Name:  Todd K. West
                                         Title: Chief Financial Officer, Vice
                                                President-Finance, Secretary
                                                and Treasurer


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